SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported)  April 6, 1999




                 SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




  Delaware                     1-10428                  77-0148208
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(State of or other            (Commission             (IRS Employer
jurisdiction of               File Number)            Identification
incorporation)                                        Number)




3400 West Warren Avenue, Fremont, California                  94538
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(Address of principal executive offices)                    (Zip Code)




    Registrant's telephone number, including area code   (510) 623-9001




          ------------------------------------------------------
          (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      Sunrise Technologies International, Inc. (the "Company") has determined to amend and restate its 1999 Long-Term Equity Compensation Plan (the "Plan"), established as of March 20, 1999, in order to decrease the number of shares available under the Plan from 2,600,000 to 2,100,000. Subject to approval by the Company's stockholders, the Plan shall become effective as of April 6, 1999.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      10.1  Amended and Restated 1999 Long-Term Equity Compensation Plan.

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                              (Registrant)


DATE:  April 7, 1999          By:   /s/ C. Russell Trenary, III
                                    ----------------------------------
                                    Name:  C. Russell Trenary, III
                                    Title: President and Chief Executive
                                           Officer